UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) January 21, 1997

                         CUC International Inc.
          (Exact Name of Registrant as Specified in Charter)


             Delaware               1-10308           06-0918165
(State or Other Jurisdiction      (Commission       (I.R.S. Employer
  of  Incorporation)              File Number)     Identification No.)


       707 Summer Street
     Stamford, Connecticut                                06901
(Address of Principal Executive Offices)               (Zip Code)


                             (203)324-9261
            (Registrant's telephone number, including area code)


                            Not applicable
(Former Name or Former Address, if Changed Since Last Report)



ITEM 5.   OTHER EVENTS

      On January 21, 1997, CUC International Inc. (the "Company") announced changes in the senior management team of its software division, CUC Software. Robert Davidson, chief executive officer of CUC Software, and Janice Davidson, president of Davidson & Associates, Inc., a subsidiary of the Company, are stepping down from their day-to-day responsibilities, while Christopher McLeod, a member of the office of the president and an executive vice president of the Company, will become chief executive officer of CUC Software. Mr. Davidson will remain a vice chairman and a member of the board of directors of the Company, and Mrs. Davidson will continue to advise the Company, assist in the management transition and serve on the board of directors of the Company.

      The information set forth in the press release attached hereto as Exhibit 99 is incorporated herein by reference in its entirety.

ITEM 7.   EXHIBITS

     c.  Exhibits

     99.   Press  Release  issued by CUC  International  Inc.  on
           January 21, 1997.





                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                           CUC International Inc.
                           (Registrant)





Date: January 22, 1997    By: COSMO CORIGLIANO
                              Cosmo Corigliano - Senior Vice President
                              and Chief Financial Officer
                              (Principal Financial and Accounting
                              Officer)


                          EXHIBIT INDEX

Exhibit No.                                  Page No.

99             Press Release issued by            5
               CUC International Inc. on
               January 21, 1997